EXHIBIT 99.2

Report of Independent Auditors

To the Partners of

Arkoma Drilling, L.P. and Williston Drilling, L.P.

We have audited the accompanying statement of assets acquired and liabilities assumed of the properties to be acquired by Comstock Resources, Inc. (the “Bakken Shale Properties”) as of December 31, 2016 and 2017, the related statements of revenues and direct operating expenses for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “financial statements”).

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of the Bakken Shale Properties as of December 31, 2016 and 2017 and their revenues and direct operating expenses for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis of Presentation

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1. The presentation is not intended to be a complete financial statement presentation of the properties described above.

/s/ Ernst & Young LLP
Dallas, Texas
May 23, 2018

THE BAKKEN SHALE PROPERTIES

STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

(In thousands)

	As of December 31,
	2016	2017

Assets Acquired:
Oil and Gas Properties, Successful Efforts Method	$323,449	$502,851
Accumulated Depletion, Depreciation and Amortization	(41,259)	(110,371)
Net assets acquired	$282,190	$392,480

Liabilities Assumed:
Reserve for Future Abandonment Costs	$109	$189
Total liabilities assumed	$109	$189

See accompanying Notes to the Financial Statements.

THE BAKKEN SHALE PROPERTIES

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

(In thousands)

	For the year ended December 31,
	2015	2016	2017

Revenues:
Oil sales	$22,713	$83,299	$178,226
Natural gas sales	860	3,710	16,736
Total oil and gas sales	23,573	87,009	194,962

Direct operating expenses:
Production taxes	2,301	8,665	18,382
Lease operating	1,120	9,260	21,500
Total direct operating expenses	3,421	17,925	39,882

Revenues in excess of direct operating expenses	$20,152	$69,084	$155,080

See accompanying Notes to the Financial Statements.

THE BAKKEN SHALE PROPERTIES

NOTES TO THE FINANCIAL STATEMENTS

(1)	Basis of Presentation

On May 9, 2018, Arkoma Drilling, L.P. ("Arkoma") and Williston Drilling, L.P. ("Williston") entered into a contribution agreement (the "Contribution Agreement") with Comstock Resources, Inc. (the "Company" or "Comstock") whereby Williston and Arkoma will contribute certain oil and natural gas properties in North Dakota and Montana (the "Bakken Shale Properties") in exchange for up to 88.6 million newly issued shares of Comstock common stock.  Arkoma and Williston are wholly owned by Jerry Jones and his children. The transaction is subject to customary adjustments and has an effective date of April 1, 2018.

The Bakken Shale Properties were not accounted for as a separate subsidiary or division during the periods presented. Accordingly, complete financial statements under U.S. generally accepted accounting principles ("GAAP") are not available or practicable to obtain for the Bakken Shale Properties.  The Statements of Assets Acquired and Liabilities Assumed are not intended to be a complete presentation of all assets and liabilities related to the Bakken Shale Properties. The Statement of Revenues and Direct Operating Expenses is not intended to be a complete presentation of the results of operations of the Bakken Shale Properties and will not be representative of future operations as they do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion and amortization, provision for income taxes and other income and expense items not directly associated with revenues from crude oil and natural gas. The accompanying Statement of Assets Acquired and Liabilities Assumed and the Statements of Revenues and Direct Operating Expenses are presented in lieu of the full financial statements required under Item 14 of Schedule 14A and Rule 3-05 of Regulation S-X.

(2)	Summary of Significant Accounting Policies

Revenue Recognition

Arkoma and Williston recognize oil and gas revenue upon delivery and transfer of title using the sales method for gas imbalances, net of any royalty interests or other profit interests in the produced product.  Natural gas sales include sales related to natural gas liquids.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of direct expenses of the Bakken Shale Properties. The direct operating expenses include production taxes and lease operating. Lease operating expenses include lifting costs, well repair expenses, facility maintenance expenses, well workover costs, and other field related expenses. Lease operating expenses also include overhead charged by the operator of the property, and expenses directly associated with support personnel, support services, equipment, and facilities directly related to oil and gas production activities.

Use of Estimates in the Preparation of Operating Revenues less Direct Operating Expenses

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of operating revenues and direct operating expenses during the reporting period.  Actual amounts could differ from those estimates.

Oil and Gas Properties

Arkoma and Williston follow the successful efforts method of accounting for the Bakken Shale Properties.  Costs incurred to develop oil and gas properties are capitalized and amortized on an equivalent units-of-production basis over the life of the remaining related oil and gas reserves.

THE BAKKEN SHALE PROPERTIES

NOTES TO THE FINANCIAL STATEMENTS

Reserve for Future Abandonment Costs

Arkoma and Williston record a liability for future plugging and abandonment costs of its oil and gas properties in the period when the asset obligation is incurred.  An amount equal to the estimated future fair value of the obligation is capitalized at its present value, and thereafter the liability is accreted up to the final retirement cost.

Contingencies

Pursuant to the terms of the Contribution Agreement among the Company, Arkoma and Williston, obligations relating to matters arising in connection with ownership of the Bakken Shale Properties prior to April 1, 2018 are retained by Arkoma and Williston.  Arkoma and Williston also retain liability for certain matters arising as a result of the ownership or operation of the Bakken Shale Properties and occurring between April 1, 2018 and the closing date of the acquisition of the Bakken Shale Properties, specifically (i) liability for any property damage, personal injury or death; (ii) fines, penalties and other payments of money levied by governmental authorities arising from violations of law; and (iii) damages resulting from the transportation or disposal, or arrangement for transportation or disposal, of hazardous materials by Arkoma and Williston to or at off-site locations.

Arkoma and Williston also retain liability for all litigation existing as of the closing date, to the extent it relates to the period of time prior to April 1, 2018, except to the extent such matters are disclosed to the Company pursuant to the Contribution Agreement.

Costs Incurred

Development costs incurred attributable to the Bakken Shale Properties totaled $144.7 million, $178.1 million, and $179.4 million for each of the three years ended December 31, 2015, 2016 and 2017, respectively.

Subsequent Events

Subsequent events were evaluated through May 23, 2018.

THE BAKKEN SHALE PROPERTIES

SUPPLEMENTARY FINANCIAL INFORMATION

SUPPLEMENTARY OIL AND GAS DISCLOSURES

(Unaudited)

The following tables summarize the net ownership interest in the proved oil and gas reserves and the standardized measure of discounted future net cash flows related to the proved oil, natural gas and natural gas liquids for the Bakken Shale Properties.

Proved reserves were estimated by the Company's independent petroleum engineers using historical data and other information from the records of Arkoma and Williston.

Numerous uncertainties are inherent in establishing quantities of proved reserves. The following reserve data represents estimates only, and should not be deemed exact. In addition, the standardized measure of discounted future net cash flows should not be construed as the current market value of the Bakken Shale Properties or the cost that would be incurred to obtain equivalent reserves. Actual quantities of oil and natural gas may differ materially from the amounts estimated.

All information set forth herein relating to the proved reserves, including the estimated future net cash flows and present values, from those dates, is taken or derived from the records of Arkoma and Williston of the Bakken Shale Properties. These estimates were based upon a review of historical production data and other geological, economic, ownership, and engineering data provided related to the reserves. No reports on these reserves have been filed with any federal agency. In accordance with the SEC's guidelines, estimates of proved reserves and the future net revenues from which present values are derived were based on an unweighted twelve month average of the first-day-of-the-month price for the period, and held constant throughout the life of the Bakken Shale Properties. Operating costs, development costs, and certain production-related taxes, which are based on current information and held constant, were deducted in arriving at estimated future net revenues.

The proved reserves of the Bakken Shale Properties, all held within the United States, together with the changes therein are as follows:

	2015		2016		2017
	Oil (MBbls)	Natural Gas (MMcf)	Oil (MBbls)	Natural Gas (MMcf)	Oil (MBbls)	Natural Gas (MMcf)
Proved Reserves:
Beginning of year	1,811	2,774	9,107	18,002	16,728	41,759
Revisions of previous estimates	(103)	(92)	(57)	(188)	547	974
Extensions and discoveries	7,980	15,651	9,867	27,039	9,296	12,768
Production	(581)	(331)	(2,189)	(3,094)	(3,901)	(6,584)
End of year	9,107	18,002	16,728	41,759	22,670	48,917

Proved Developed Reserves:
Beginning of year	1,811	2,774	9,107	18,002	15,651	39,205
End of year	9,107	18,002	15,651	39,205	20,523	44,926

Proved Undeveloped Reserves:
Beginning of year	—	—	—	—	1,077	2,554
End of year	—	—	1,077	2,554	2,147	3,991

THE BAKKEN SHALE PROPERTIES

SUPPLEMENTARY FINANCIAL INFORMATION

SUPPLEMENTARY OIL AND GAS DISCLOSURES

(Unaudited)

Future cash inflows are computed by applying a twelve month average of the first day of the month commodity price adjusted for location and quality differentials to year-end quantities of proved reserves. Future development costs include future asset retirement costs. Future production costs do not include any general and administrative expenses. A discount factor of 10% was used to reflect the timing of future net cash flows. The standardized measure of discounted future net cash flows is not intended to represent the replacement cost or fair value of the Bakken Shale Properties.

The discounted future cash flow estimates do not include the effects of derivative financial instruments. The average oil and natural gas prices, net of differentials, were $47.17, $39.27 and $47.00 per barrel of oil and $2.75, $2.88 and $3.58 per thousand cubic feet of natural gas for the years ended December 31, 2015, 2016 and 2017, respectively.

The following table sets forth the standardized measure of discounted future net cash flows relating to proved reserves at December 31, 2016 and 2017:

	Year Ended December 31,
	2016	2017
	(in thousands)

Future Cash Flows	$776,956	$1,240,435
Future Costs:
Production	(272,694)	(421,079)
Development and Abandonment	(98,827)	(112,063)
Future Income Taxes	—	—
Future Net Cash Flows	405,435	707,293
10% Discount Factor	(177,553)	(330,073)
Standardized Measure of Discounted Future Net Cash Flows	$227,882	$377,220

The following table sets forth the changes in the standardized measure of discounted future net cash flows relating to proved reserves for the years ended December 31, 2015, 2016 and 2017:

	2015	2016	2017
	(in thousands)

Standardized Measure, Beginning of Year	$28,890	$140,626	$227,882
Net change in sales price, net of production costs	(18,374)	(94,302)	79,697
Accretion of discount	2,889	14,063	22,788
Changes in future development costs	(11,679)	(975)	16,811
Changes in timing and other	—	(14,969)	(211)
Extensions and discoveries	159,052	252,523	185,333
Sales, net of production costs	(20,152)	(69,084)	(155,080)
Standardized measure, End of Year	$140,626	$227,882	$377,220

THE BAKKEN SHALE PROPERTIES

UNAUDITED INTERIM STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

(In thousands)

As of June 30, 2018
(Unaudited)

Assets Acquired:
Receivable from Arkoma and Williston	$25,100

Oil and Gas Properties, Successful Efforts Method	546,100
Accumulated Depletion, Depreciation and Amortization	(146,042)
Net oil and gas properties	400,058
Total assets acquired	$425,158

Liabilities Assumed:
Reserve for Future Abandonment Costs	$241
Total liabilities assumed	$241

See accompanying Notes to the Unaudited Financial Statements.

THE BAKKEN SHALE PROPERTIES

UNAUDITED INTERIM STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

(In thousands)

	Six Months Ended June 30,
	2017	2018
	(Unaudited)
Revenues:
Oil sales	$79,766	$114,040
Natural gas sales	7,331	8,707
Total oil and gas sales	87,097	122,747

Direct operating expenses:
Production taxes	8,298	11,630
Lease operating	8,492	13,039
Total direct operating expenses	16,790	24,669

Revenues in excess of direct operating expenses	$70,307	$98,078

See accompanying Notes to the Unaudited Financial Statements.

THE BAKKEN SHALE PROPERTIES

NOTES TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS

(1)	Basis of Presentation

On May 9, 2018, Arkoma Drilling, L.P. ("Arkoma") and Williston Drilling, L.P. ("Williston") entered into a contribution agreement (the "Contribution Agreement") with Comstock Resources, Inc. (the "Company" or "Comstock") whereby Williston and Arkoma contributed certain oil and natural gas properties in North Dakota and Montana (the "Bakken Shale Properties") in exchange for 88.6 million newly issued shares of Comstock common stock.  Arkoma and Williston are wholly owned by Jerry Jones and his children. The transaction, which closed on August 14, 2018, had an effective date of April 1, 2018.

The Bakken Shale Properties were not accounted for as a separate subsidiary or division during the periods presented. Accordingly, complete financial statements under U.S. generally accepted accounting principles ("GAAP") are not available or practicable to obtain for the Bakken Shale Properties. The Statement of Assets Acquired and Liabilities Assumed is not intended to be a complete presentation of all assets and liabilities related to the Bakken Shale Properties. The Statements of Revenues and Direct Operating Expenses are not intended to be a complete presentation of the results of operations of the Bakken Shale Properties and will not be representative of future operations as they do not include general and administrative expenses, effects of derivative transactions, interest income or expense, depreciation, depletion and amortization, provision for income taxes and other income and expense items not directly associated with revenues from crude oil and natural gas. The accompanying Statement of Assets Acquired and Liabilities Assumed and the Statements of Revenues and Direct Operating Expenses are presented in lieu of the full financial statements required under Rule 3-05 of Regulation S-X.

In the opinion of management, the accompanying unaudited interim statements include all adjustments considered necessary for a fair presentation. Interim period results are not necessarily indicative of the results of operations for a full year.

(2)	Summary of Significant Accounting Policies

Revenue Recognition

Arkoma and Williston recognize oil and gas revenue upon delivery and transfer of title using the sales method for gas imbalances, net of any royalty interests or other profit interests in the produced product.  Natural gas sales include sales related to natural gas liquids.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of direct expenses of the Bakken Shale Properties. The direct operating expenses include production taxes and lease operating expenses. Lease operating expenses include lifting costs, well repair expenses, facility maintenance expenses, well workover costs, and other field related expenses. Lease operating expenses also include overhead charged by the operator of the property, and expenses directly associated with support personnel, support services, equipment, and facilities directly related to oil and gas production activities.

Receivable from Arkoma and Williston

The receivable from Arkoma and Williston represents revenues in excess of direct operating expenses and capital expenditures for the period April 1, 2018 through June 30, 2018.

Oil and Gas Properties

Arkoma and Williston follow the successful efforts method of accounting for the Bakken Shale Properties.  Costs incurred to develop oil and gas properties are capitalized and amortized on an equivalent units-of-production basis over the life of the remaining related oil and gas reserves.

THE BAKKEN SHALE PROPERTIES

NOTES TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS

Reserve for Future Abandonment Costs

Arkoma and Williston record a liability for future plugging and abandonment costs of their respective oil and gas properties in the period when the asset obligation is incurred.  An amount equal to the estimated future fair value of the obligation is capitalized at its present value, and thereafter the liability is accreted up to the final retirement cost.

Subsequent Events

Subsequent events were evaluated through October 30, 2018.